UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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TIAA-CREF LIFE FUNDS

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730 Third Avenue
New York, NY 10017-3206

TIAA-CREF LIFE FUNDS

NOTICE OF SPECIAL MEETING — July 18, 2005

This notice is being given to the owners of the variable annuity and variable life contracts (the “variable contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). As an owner of a variable contract, you are entitled to give voting instructions in connection with shareholder meetings of the TIAA-CREF Life Funds, the funds underlying the variable investment accounts of TIAA-CREF Life Separate Account VA-1 and TIAA-CREF Life Separate Account VLI-1 established by TIAA-CREF Life (the “Separate Accounts”).

The TIAA-CREF Life Funds (the “Funds”) will hold a special meeting of shareholders on July 18, 2005 at 4:30 p.m. ET at the Funds’ offices at 730 Third Avenue, New York, New York. The meeting agenda is:

1.	To elect new trustees of the Funds to serve for indefinite terms and until their successors shall take office;

2.	To ratify the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as the Funds’ independent auditors for the fiscal year ending December 31, 2005; and

3.	To address any other business that may properly come before the meeting.

The Separate Accounts and Teachers Insurance and Annuity Association of America (“TIAA”) are the only shareholders of the Funds. However, the Separate Accounts hereby are soliciting and agreeing to vote their shares of the Funds at the special meeting according to timely instructions received from owners of the variable contracts who have amounts allocated to the Separate Accounts’ variable investment accounts that are invested in such shares.

As a variable contract owner of record as of May 31, 2005, you have the right to instruct TIAA-CREF Life how to vote its shares of the Funds attributable to your variable contract. To assist you in giving your instructions, we have enclosed a voting instruction form which you are entitled to use to give voting instructions. In addition, a proxy statement is attached to this notice describing the matters to be voted on at the special meeting and any adjournments of that meeting.

By order of the Board of Trustees,

E. Laverne Jones
Secretary

Please vote as soon as possible before the special meeting. You can vote quickly and easily over the Internet or by mail. Just follow the simple instructions that appear on your enclosed voting instruction form.

If you plan to attend the meeting, please call 1 877-535-3910, ext. 2440 to obtain an admission pass. In accordance with the Funds’ security procedures, a pass and appropriate picture identification will be required to enter the Funds’ special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted, and please read the instructions on the pass for additional information.

June 16, 2005

TIAA-CREF LIFE FUNDS
Proxy Statement for Special Meeting
to be Held on July 18, 2005

This proxy statement has been sent on behalf of the TIAA-CREF Life Funds (the “Funds”) by TIAA-CREF Life Separate Account VA-1 and TIAA-CREF Life Separate Account VLI-1 (the “Separate Accounts”), separate accounts of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), to the owners of the variable annuity and variable life contracts (the “variable contracts”) issued by TIAA-CREF Life.

This proxy statement has been sent to you to ask for your voting instructions for use at a special meeting of shareholders of the Funds to: (1) elect eight individuals to serve as trustees for indefinite terms and until their successors shall take office; (2) ratify the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as the Funds’ independent auditors for the fiscal year ending December 31, 2005; and (3) address any other business that may properly come before the meeting. The special meeting is being held on July 18, 2005, at 4:30 p.m. ET at the Funds’ offices at 730 Third Avenue, New York, New York. The Board of Trustees has set May 31, 2005, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had Fund voting rights as of May 31, 2005. The proxy statement and voting instruction form were mailed starting on or about June 16, 2005.

How Do I Provide My Instructions?

You can provide your instructions in four ways:

(1)	By marking, signing, and mailing the enclosed voting instructions card in the envelope provided;

(2)	Through the Internet at http://www.proxyweb.com/TIAA-CREF (or by going to our Web site at www.tiaa-cref.org);

(3)	By telephone, by calling toll free 1 888-221-0697; or

(4)	By providing your instructions in person at the special meeting.

If you give instructions by Internet or telephone, please use the 14-digit number that appears in the upper-left corner of your voting instruction form. Please don’t mail your voting instruction form if you vote by Internet or telephone.

Can I Cancel or Change My Instruction?

You can cancel or change your instructions at any time up until 4:00 p.m. ET on July 18, 2005 or, if you attend the special meeting, at the meeting. You can do this by executing and returning a later-dated voting instruction form or sending new instructions through the Internet, by a toll-free telephone call, or by providing new instructions in person at the special meeting.

How Does The Voting and Instruction Process Work?

The Separate Accounts and Teachers Insurance and Annuity Association of America (“TIAA”) are the only shareholders of the Funds. The Separate Accounts will vote their shares of the Funds at the special meeting according to the timely instructions received from the owners of the variable contracts who have amounts allocated to the Separate Accounts’ investment accounts that are invested in the shares of the Funds.

The number of votes for which a variable contract owner may give voting instructions is equal to the dollar amount of the holdings in the investment account of the Separate Accounts attributable to such variable contract owner as of May 31, 2005. We will count fractional votes.

The Separate Accounts will vote shares attributable to the variable contracts for which no voting instructions are received in the same proportion (for, against, withheld or abstain) as the voting instructions received on all outstanding contracts. If a voting instruction form is received that does not specify a choice, the Separate Accounts will vote FOR the election of the nominees for trustee and the ratification of PricewaterhouseCoopers LLP to serve as the Funds’ independent auditors. At this time, we don’t know of any other matters being presented at the meeting. If other matters are brought before the meeting, the Separate Accounts will vote using their own best judgment.

Who May Vote at the Meeting; How Many Votes Do Shareholders Get?

At the special meeting, the shareholders of each of the TIAA-CREF Life Funds (i.e., Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, Real Estate Securities, Bond and Money Market), voting together, will be entitled to elect the trustees and ratify the selection of the Funds’ independent auditors.

Each person having voting rights on May 31, 2005, may vote at the meeting. Set forth below are the percentages of total outstanding shares of each of the TIAA-CREF Life Funds held by the Separate Accounts and TIAA on May 20, 2005:

Fund	Number of Outstanding Shares		% Held by TIAA-CREF Life Separate Account VA-1	% Held by TIAA-CREF Life Separate Account VLI-1	% Held by TIAA
Stock Index	5,405,804.629	shares	99.58%	0.42%	0.00%
Growth Equity	2,007,472.650	shares	99.47%	0.53%	0.00%
Growth & Income	2,285,128.392	shares	79.52%	0.74%	19.74%
International Equity	3,240,334.538	shares	65.62%	0.51%	33.87%
Social Choice Equity	1,234,932.338	shares	65.34%	0.09%	34.56%
Large-Cap Value	1,355,618.996	shares	54.22%	0.00%	45.78%
Small-Cap Equity	1,431,386.288	shares	59.27%	0.00%	40.73%
Real Estate Securities	1,898,849.517	shares	57.57%	0.00%	42.43%
Bond	2,444,388.787	shares	15.21%	0.00%	84.79%
Money Market	32,412,074.070	shares	38.29%	0.00%	61.71%
Total	53,716,026.205	shares	51.36%	0.13%	48.51%

The number of the Funds’ shares attributable to you as a contract owner is determined by dividing your interest in the applicable variable investment account by the net asset value of the applicable Fund.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees vote will be decided by a plurality of the eligible votes present in person or represented by proxy. The selection of PricewaterhouseCoopers LLP will be ratified if this proposal receives more votes “for” than “against.” Abstentions are not counted in determining the actual voting results. No votes are cast by brokers.

If a quorum is not present at the meeting or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

I. ELECTION OF TRUSTEES

Under law, we must hold a shareholders meeting to elect Trustees if less than a majority of the Board of Trustees (the “Board”) were elected by shareholders, or if, after filling a vacancy on the Board, less than two-thirds of the Trustees would have been elected by shareholders. We are holding this meeting since there exists a possibility that less than two-thirds of the Trustees will have been elected by shareholders if the Board needs to fill vacancies in the future. The Board has determined that the number of trustees shall be fixed at eight.

At this special meeting, you are being asked to re-elect five current trustees, elect one trustee who was previously appointed a trustee by the Funds Board, Ahmed H. Zewail, and elect two first-time nominees to the Funds Board: Eugene Flood, Jr. and Howell E. Jackson. Below is information about each of these nominees.

In addition to the information listed below, each of the Funds Trustees currently serving also serves on the boards of trustees of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and College Retirement Equity Fund (CREF) and on the management committee of TIAA Separate Account VA-1.

THE BOARD, WHICH IS COMPOSED ENTIRELY OF TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS OR TEACHER ADVISORS, INC., THE FUNDS’ INVESTMENT ADVISER, UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS VOTE FOR THE ELECTION OF THE NOMINEES.

INFORMATION CONCERNING NOMINEES

Willard T. Carleton, 71, has been Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since 2001. From 1999 to 2001, he was the Donald R. Diamond Professor of Finance, and from 1984 to 1999 he was the Karl L. Eller Professor of Finance, at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. Dr. Carleton served as a Trustee of Teachers Insurance and Annuity Association of America (“TIAA”) from 1984 to 2003, and has served as a Funds Trustee since 2003.

Eugene Flood, Jr., 49, has been President and Chief Executive Officer (since 2000) and a director (since 1994) of Smith Breeden Associates, Inc. Prior to joining Smith Breeden as President and CEO in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. Dr. Flood has a Bachelor of Arts in Economics from Harvard University, and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood, whose nomination was recommended by a current trustee, is a first-time nominee to the Funds Board.

Howell E. Jackson, 51, has been on the faculty of the Harvard Law School since 1989, and has been James S. Reid, Jr. Professor of Law since 2004 and Vice Dean for Administration and Budget since 2003. Dr. Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. degree from Harvard University. Dr. Jackson, whose nomination was recommended by a current trustee, is a first-time nominee to the Funds Board.

Nancy L. Jacob, 62, has been President and Managing Principal of Windermere Investment Associates since 1997. She is also a member of the board of directors and the chairman of the investment committee of the Okabena Company. She was previously Chairman and Chief Executive Officer of CTC Consulting, Inc. (1994–1997) and Executive Vice President, U.S. Trust of the Pacific Northwest (1993–1996). Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a Funds Trustee since 2001, and as chairman of the Board of Trustees since 2005.

Bevis Longstreth, 71, is a retired partner of the law firm of Debevoise & Plimpton. Until 1997, he was a partner of the same firm, and from 1998 to 2001 he was Of Counsel to that firm. Mr. Longstreth served as a commissioner of the U.S. Securities and Exchange Commission from 1981 to 1984, and as an adjunct professor at Columbia University School of Law from 1994 to 1999. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC, and of Grantham, Mayo & Von Otterloo & Co., LLC (GMO). He is a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB), and is also a member of the finance committee of the Rockefeller Family Fund. He serves as a trustee of the New School University, and the Textile Museum, and is a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. Mr. Longstreth has served as a Funds Trustee since 2001.

Bridget A. Macaskill, 56, was formerly the Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc, and Prudential plc, and on the boards of a number of not-for-profit organizations. She also serves as Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003, and as principal of BAM Consulting since 2003. She received a B.S with honors from the University of Edinburgh. Ms. Macaskill has served as a Funds Trustee since 2003.

Maceo K. Sloan, 55, has been the Chairman, President and CEO of Sloan Financial Group, Inc. since 1991; Chairman, CEO and CIO of NCM Capital Management Group, Inc., since 1991; and Chairman and CEO, NCM Capital Advisers Inc. since 2003. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a Funds Trustee since 2001.

Ahmed H. Zewail, 59, has been the Linus Pauling Professor of Chemistry and Professor of Physics since 1996 and the Director of the NSF Laboratory for Molecular Sciences at the California Institute of Technology (Caltech), Pasadena since 1995. He serves on the boards of various national and international foundations and universities, and holds the Honorary Chair at the United Nations University. Dr. Zewail was awarded the 1999 Nobel Prize for his groundbreaking work in the development of femtoscience. He received a B.S. and M.S. from Alexandria University, a Ph.D. from the University of Pennsylvania and numerous honorary degrees. Dr. Zewail has served as a Funds Trustee since 2004.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board of Trustees.

Current Trustees, Nominees and Executive Officers of the Funds

The following tables include certain information about the Funds’ current trustees, nominees and executive officers, including positions currently held with the Funds, length of office and time served, and principal occupations in the last five years. The first table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds’ trustees and nominees, and the second table includes information about the Funds’ officers.

DISINTERESTED TRUSTEES AND NOMINEES

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001 –present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.	60	None

Eugene Flood, Jr. Smith Breeden Associates, Inc. 100 Europa Drive, Suite 200 Chapel Hill, NC 27517-2394 Age: 49	Nominee	Indefinite term.	President, Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc.	NA	None

Howell E. Jackson Harvard Law School Griswold 5 South 1525 Massachusetts Avenue Cambridge, MA 02138 Age: 51	Nominee	Indefinite term.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Administration and Budget (since 2004) and on the faculty (since 2003) of Harvard Law School.	NA	None

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 62	Chairman of the Board of Trustees	Indefinite term. Trustee since 2001.	President and Managing Principal, Windermere Investment Associates, 1997–present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997 and Executive Vice-President, U.S. Trust of the Pacific Northwest, 1993–1996.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 71	Trustee	Indefinite term. Trustee since 2001.	Retired Partner, Debevoise & Plimpton. Formerly, Partner, (1970–1981, 1984–1997) and Of Counsel, (1998–2001) of Debevoise & Plimpton; Adjunct Professor at Columbia University School of Law 1994–1999; and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60
Director of AMVESCAP, PLC, Director of Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (investment management firm), member, Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and member of the Finance Committee of the Rockefeller Family Fund.

DISINTERESTED TRUSTEES AND NOMINEES continued

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Bridget A. Macaskill 160 E. 81st Street New York, NY 10028 Age: 56	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003, and principal, BAM Consulting since 2003. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001; Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer) and Prudential plc and International Advisory Board, British-American Business Council.

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Chapel Hill Boulevard, Suite 206 Durham, NC 27707 Age: 55	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. since 1991; Chairman, CEO and CIO, NCM Capital Management Group, Inc., since 1991; and Chairman and CEO, NCM Capital Advisers Inc., since 2003.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute of Technology Arthur Amos Noyes Laboratory of Chemical Physics, Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Professor of Chemistry and Professor of Physics, Caltech since 1996; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech since 1995.	60	None

OFFICERS

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 61	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.
Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for Lifelong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.
				N/A	Member of the Board of Directors of the New York Stock Exchange

OFFICERS continued

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.
Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).
				N/A	N/A

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 45	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1997. Chief Investment Officer since 2004.
Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Funds since 2003. President and Chief Executive Officer of Investment Management and Advisors. Director of TIAA-CREF Life and Advisors. Formerly, Executive Vice President, CREF Investments.
				N/A	N/A

OFFICERS continued

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.
				N/A	N/A

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1998	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1998.	N/A	N/A

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000– 2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.
				N/A	N/A

OFFICERS continued

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 51	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.
				N/A	N/A

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003; and Head and Deputy Head of Global Market Risk
Management, 1997–1999.
				N/A	N/A

OFFICERS continued

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2000.
Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2003. President, Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.
				N/A	N/A

OFFICERS continued

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Russell Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Vice President and Acting Chief Financial Officer*	Indefinite term. Acting Chief Financial Officer since 2005
Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Funds and Vice President of Advisors, TPIS, Tuition Financing, Investment Management and Services since 2005. Director of Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President of Internal Audit, of the St. Paul Travelers Companies, 2004, of the St. Paul Companies, 2001–2004, of Quest Communications, 2000–2001, and of US WEST, Inc. 1998–2000.
				N/A	N/A

*	Elizabeth A. Monrad is currently on an unpaid leave of absence from her duties as Executive Vice President and Chief Financial Officer of the Funds.

OFFICERS continued

Name, Address and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources, Japan Morgan Stanley, 1998–1999.
				N/A	N/A

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.
Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS; Manager of Services; President and Director of Tuition Financing. Formerly, Executive Vice President, Insurance Services, CREF and TIAA 2000–2003; President and Chief Executive Officer, Horizon Mercy, 1996–2000.
				N/A	Director, Becton, Dickinson and Company

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current trustees and nominees of the Funds and in all registered investment companies in the same “family of investment companies” as the Funds (the “TIAA-CREF Fund Complex”) as of May 20, 2005. The TIAA-CREF Fund Complex includes the Funds, CREF, TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

TRUSTEES AND NOMINEES

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee for Trustee in Family of Investment Companies
Willard T. Carleton	None	Over $100,000
Eugene Flood, Jr.	None	None
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bevis Longstreth	None	Over $100,000
Bridget Macaskill	None	$50,001 – $100,000
Maceo K. Sloan	None	Over $100,000
Ahmed H. Zewail	None	Over $100,000

Trustee Compensation

The following table discloses the aggregate compensation received from the Funds and the TIAA-CREF Fund Complex for each trustee for the year ended December 31, 2004.

TRUSTEES

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Total Compensation From TIAA-CREF Fund Complex(1)
Willard T. Carleton	$250.31	$136.03	$92,000.00
Martin J. Gruber(2)	$287.18	$136.03	$105,500.00
Nancy L. Jacob	$215.64	$136.03	$79,250.00
Bevis Longstreth(3)	$209.59	$136.03	$77,000.00
Bridget A. Macaskill	$220.36	$136.03	$81,000.00
Stephen A. Ross(3)(4)	$240.70	$136.03	$88,500.00
Maceo K. Sloan(3)	$243.65	$136.03	$89,500.00
Robert W. Vishny(5)	$74.48	$67.75	$27,500.00
Ahmed H. Zewail(3)	$130.95	$102.32	$48,000.00

(1)	Includes portion of fees attributed to service on the CREF Board, TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of TIAA Separate Account VA-1.

(2)	This trustee resigned from the Funds Board on February 28, 2005.

(3)	This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $1,216,147.23 earned across the Fund Complex has been deferred for prior years’ service, including interest through year-end 2004, for all current trustees who had elected to defer their compensation.

(4)	This trustee resigned from the Funds Board on November 30, 2004.

(5)	This trustee resigned in July 2004.

TIAA-CREF Life Funds has a long-term compensation plan for non-officer trustees. Under this unfunded plan, annual contributions equal to 125% of the amount of the basic annual trustee retainer are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Funds Board may waive the mandatory retirement policy for trustees, which would delay the commencement of benefit payments until the trustee eventually retired from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payment of their basic retainer, additional retainers, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board.

The Board recently approved an increase in trustee compensation, effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Board and committee meeting fee of $1,800; an annual long-term compensation award of $75,000 (this replaces the 125% contribution formula described above); a committee chair fee of $10,000; a Board chair fee of $15,000; an Audit Committee member fee of $5,000. Trustees’ compensation, reflecting service to all investment companies in the TIAA-CREF Fund Complex, is allocated among those companies based on assets under management. The level of compensation is evaluated regularly and is based on a study of compensation levels at comparable companies, the time and responsibilities required of the trustees due to regulatory changes and the need to retain and attract well-qualified persons to serve on the Board.

Committees

Currently, the Funds’ Board consists entirely of independent trustees. Every year the board appoints trustees to certain standing committees with specific responsibilities for aspects of the Funds’ operations. These are:

(1)	An Audit Committee, which audits and examines the records and affairs of the Funds as it deems necessary, using independent auditors or others. The Audit Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and overseeing of the work of the independent auditors. The Audit Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/governance/comm_charters.html. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton and Ms. Macaskill. Mr. Sloan is an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

(2)	A Finance Committee, which oversees the management of the Funds’ investments subject to appropriate oversight by the full board. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Jacob (chair), Dr. Carleton, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

(3)	A Corporate Governance and Social Responsibility Committee, which addresses corporate social responsibility and corporate governance issues including the voting of Funds’ shares and the initiation of appropriate shareholder resolutions. During 2004, the Corporate Governance and Social Responsibility Committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Zewail. The Corporate Governance and Social Responsibility Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/governance/comm_charters.html.

(4)	An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2004, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob (chair), Mr. Longstreth, and Mr. Sloan.

(5)	A Nominating and Governance Committee, which nominates candidates for election as trustees and handles other governance matters for the Funds. The Nominating and Governance committee was established in June 2004 as the successor committee to the Nominating and Personnel Committee, which was disbanded in June 2004. During 2004, the Nominating and Governance Committee held three meetings and the Nominating and Personnel Committee held five meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair) and Mr. Longstreth. The charter for the Nominating and Governance Committee may be found at www.tiaa-cref.org/governance/comm_charters.html.

Board Meetings

During 2004, there were twelve meetings of the Board of Trustees. All trustees attended at least 75% of the meetings of the Board of Trustees and the committees on which they served.

Trustee Nomination Process

The Funds solicit names of candidates for the Board of Trustees from the owners of variable contracts as part of the balloting process. Those names are transmitted to the Funds Nominating and Governance Committee for its review and consideration. The Nominating and Governance Committee welcomes the names of candidates from participating institutions and educational organizations, and from such other sources as the Committee may determine.

The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet criteria the Board deems important to the Funds. In addition, the Committee will invite recommendations from the current trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current trustees for renomination to the Board, the Committee will evaluate each trustee’s Board and committee participation, contributions to the management of the Funds and attendance at Board and committee meetings. In preparing a slate of trustee candidates, the Nominating and Governance Committee seeks to ensure broad, diverse representation of academic, business and professional experience.

The Committee submits final nominations to the Funds Board of Trustees.

In connection with the election of trustees at the 2005 special meeting, a third-party search firm was retained to assist the Nominating and Governance Committee in identifying candidates with qualifications appropriate to the Board’s current and future needs. In addition to candidates identified by the search firm, the Committee also considered candidates submitted as part of the balloting process, and names obtained by other means. The two new 2005 nominees were each recommended by current trustees.

Recommendations From the Owners of the Variable Contracts Regarding Nominations

Owners of the variable contracts can recommend nominees by writing to the Secretary of the Funds, 730 Third Avenue, New York, New York 10017-3206.

Trustee Qualifications

The Funds Board of Trustees has determined that the board should be comprised of individuals who can contribute sound business judgment to board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as trustees without conflict with the Funds. The Board should reflect diversity of gender, race, age and experience and at least one trustee should qualify as a financial expert for service on the audit committee. Each trustee should be prepared to devote substantial time and effort to the Board duties and should limit the number of their other board memberships in order to provide such service to the Funds. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent trustee must not be an “interested person,” as that term is defined in the Investment Company Act of 1940, of the Funds, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by the Funds as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Contract Owners Communications With Trustees

Letters or e-mails from the owners of the variable contracts to the Board of Trustees or individual trustees may be sent to the Corporate Secretary’s office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the Funds’ chairman in accordance with policies concerning shareholder communications that have been approved by a majority of independent trustees.

II.	RATIFICATION OF THE INDEPENDENT AUDITORS

THE BOARD HAS UNANIMOUSLY APPROVED THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE FUNDS’ INDEPENDENT AUDITORS, AND RECOMMENDS THAT OWNERS OF THE VARIABLE CONTRACTS RATIFY THE SELECTION THEREOF.

Ernst & Young LLP (“Ernst & Young”) served as independent auditors to the Funds for the fiscal year ended December 31, 2004. On February 28, 2005, the Board and the Audit Committee determined, and Ernst & Young agreed, that the audit relationship between Ernst & Young and the Funds would cease. Ernst & Young and the Audit Committee concurred that such a decision constituted an indication by Ernst & Young that it declined to stand for re-appointment to serve as auditors for the current fiscal year. At the meeting held on February 28, 2005, the Board selected PricewaterhouseCoopers LLP (“PWC”) to serve as independent auditors for the Funds for the fiscal year ending December 31, 2005. PWC was selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex. In making their selection, the Board determined that, while PWC would also serve as the independent auditors to TIAA and Teachers Advisors, Inc., this should not compromise PWC’s independence. They considered that this arrangement would produce a more cost-effective audit and received agreement that the Board would be informed if certain material issues arose in the course of the audit of TIAA and its subsidiaries.

As the Funds’ independent auditors, PWC will perform independent audits of the Funds’ financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Funds, as a policy, do not engage PWC for management advisory or consulting services. Representatives of both Ernst & Young and PWC will be available at the special meeting to respond to questions.

The reports of Ernst & Young for the two most recent fiscal years for the Funds contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and the subsequent interim period through February 28, 2005 (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such fiscal years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young has been provided a copy of the above disclosures, which are made in response to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and Ernst & Young has provided a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of such letter dated March 14, 2005 was attached to the N-SAR filed by the Funds with the SEC on March 16, 2005.

Audit Fees

Ernst & Young’s fees for professional services rendered for the audit of the Funds’ annual financial statements for the years ended December 31, 2004 and December 31, 2003 were approximately $193,500 and $158,600, respectively.

Audit-Related Fees

Ernst & Young’s fees for audit-related services rendered to the Funds for the fiscal years ended December 31, 2004 and December 31, 2003 were $0 and $0, respectively.

Tax Fees

Ernst & Young’s fees for professional services rendered to the Funds for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2004 and December 31, 2003 were $57,900 and $34,500, respectively.

All Other Fees

Ernst & Young’s fees for all other services rendered to the Funds for the fiscal years ended December 3, 2004 and December 31, 2003 were $0 and $0, respectively.

Preapproval Policy

The Audit Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Funds without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the Funds’ independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Funds and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

All services provided by the independent auditor to the Funds, its adviser or affiliates for 2004 were preapproved by the Audit Committee pursuant to the Policy.

Auditor Fees for Related Entities

The aggregate nonaudit fees billed by Ernst & Young for services rendered to the Funds and its adviser and affiliates of the adviser performing on-going services to the Funds for the years ended December 31, 2004 and December 31, 2003 were approximately $1,057,900 and $205,500, respectively.

III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

Teachers Advisors, Inc. (Teachers Advisors) manages the assets of the Funds. It is a subsidiary of TIAA that is registered as an investment adviser under the Investment Advisers Act of 1940.

The Funds’ shares are distributed by Teachers Personal Investors Services, Inc. (TPIS), a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA. The address for Teachers Advisors and TPIS is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail and the Internet, but it may also be by any other method of electronic communication, or by personal interview. Supplementary solicitations may be made by mail, telephone, and the Internet, but they may also be by any other method of electronic communication, or by personal interview. The Funds bear all expenses connected with soliciting proxies; the expenses are included in the expenses that are paid for from the Funds’ net assets.

Proposals of Persons with Voting Rights

Any proposals of persons with voting rights to be included in the proxy statement for the Funds’ next special meeting must be received by the Funds within a reasonable period of time prior to that meeting. The Funds have no current plans to hold a special meeting in 2006.

Annual Reports

If you would like to see the most recent semi-annual and annual reports for the Funds, you can use our on-line request form to order print versions electronically. Or, you can call 1 800-842-2733, extension 5509 or write to us at 730 Third Avenue, New York, New York 10017-3206.

Beneficial Ownership

As of December 31, 2004: (1) none of the Trustees owned as much as 1% of the outstanding equity securities of any of the Funds; and (2) none of the Trustees and officers, as a group, owned more than 1% of the outstanding equity securities of any of the Funds.

Notes

Notes

LIFE	A30718 (06/05)

8500 Andrew Carnegie Blvd.
Charlotte, NC 28262

THREE EASY WAYS TO VOTE YOUR INSTRUCTION CARD.

To vote by Telephone

1)	Read the Proxy Statement and have this Proxy card at hand.

2)	Call 1-888-221-0697.

3)	Follow the recorded instructions.

To vote by Internet

1)	Read the Proxy Statement and have this Proxy card at hand.

2)	Go to Website www.proxyweb.com/TIAA-CREF

3)	Follow the on-screen instructions.

To vote by Mail

1)	Read the Proxy Statement.

2)	Check the appropriate box on the reverse side.

3)	Sign and date the Instruction card.

4)	Return the Instruction card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

TIAA-CREF LIFE FUNDS PROXY
SOLICITATED BY THE BOARD OF TRUSTEES

By signing this Instruction Card, I hereby instruct Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to vote the shares of the TIAA-CREF Life Funds, as to which I am entitled to give instructions, at a special meeting of shareholders to be held on July 18, 2005 at 4:30 p.m. (eastern time) at 730 Third Avenue, New York, New York and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) FOR the ratification of auditors; and (iii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

Date _______________________, 2005

Signature	(Sign in the Box)

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TC Life - jl

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.  ☒

Unless you have provided instructions to vote by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to MIS, TIAA-CREF's tabulator at 60 Research Road, Hingham, MA 02043. MIS has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you provide instructions to vote by Internet or phone, your instruction authorizes the proxies named on the front of your Instruction Card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or Instruction Card must be received by 4:00 p.m. ET on July 18, 2005. If you provide instructions to vote via the Internet or phone, please do NOT mail back your Instruction Card.

The Board of Trustees Recommends a Vote FOR the election of ALL Nominees.

1.	To elect Trustees to serve until their successors are elected and qualified.
	(01) Willard T. Carleton, (02) Eugene Flood, Jr., (03) Howell E. Jackson, (04) Nancy L. Jacob, (05) Bevis Longstreth, (06) Bridget A. Macaskill, (07) Maceo K. Sloan, (08) Ahmed H. Zewail		FOR ALL ¡	WITHHOLD ALL ¡	FOR ALL EXCEPT* ¡

*(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line provided below.)

	__________________________________________________	FOR ¡	AGAINST ¡	ABSTAIN ¡
2.	To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds' independent auditors for the fiscal year ending December 31, 2005.
3.	To address any other business that may properly come before the meeting or any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TC Life - jl

MANAGEMENT INFORMATION SERVICES
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OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

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MANAGEMENT INFORMATION SERVICES
6/10/2005

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“Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now.”

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6/10/2005

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Internet Proxy Voting Service Proxy Voting Form TIAA-CREF Life Funds Proxy Money Market Fund

I hereby instruct Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to vote the shares of the TIAA-CREF Life Funds, as to which I am entitled to give instructions, at a special meeting of shareholders to be held on July 18, 2005 at 4:30 p.m. (eastern time) at 730 Third Avenue, New York, New York and any adjournment or postponement thereof. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) FOR the ratification of auditors; and (iii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

To review the election materials please click Proxy Statement

The Board of Trustees Recommends a Vote FOR the election of ALL Nominees.

Proposal 1.	To elect Trustees to serve until their successors are elected and qualified.
	¡ FOR all nominees ¡ WITHHOLD ALL ¡ FOR all nominees (Except as indicated)
	(01)	☐	Willard T. Carleton	(02)	☐	Eugene Flood, Jr.
	(03)	☐	Howell E. Jackson	(04)	☐	Nancy L. Jacob
	(05)	☐	Bevis Longstreth	(06)	☐	Bridget A. Macaskill
	(07)	☐	Maceo K. Sloan	(08)	☐	Ahmed H. Zewail

Proposal 2.	To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Fund’s independent auditors for the fiscal year ending December 31, 2005.	¡ FOR ¡ AGAINST ¡ ABSTAIN

Proposal 3.	To address any other business that may properly come before the meeting or any adjournment thereof.

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